September 21, 2006

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re: WRL Series Life Account of Western Reserve Life Assurance Co. of Ohio (File Nos. 333-58322, 333-62397, 333-23359, 33-31140, 33-69138, 33-5143, 33-506, 333-100993, 333-107705 and 333-110315)

Dear Sir or Madam:

On behalf of WRL Series Life Account of Western Reserve Life Assurance Co. of Ohio (“separate account”), incorporated by reference are the Semi-Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Series Trust Munder Net50, Van Kampen Mid-Cap Growth, T. Rowe Price Small Cap, Third Avenue Value, MFS International Equity, Great Companies – Americasm, Great Companies – Technologysm, Janus Growth, Templeton Great Companies Global, Salomon All Cap, T. Rowe Price Equity Income, Transamerica Value Balanced, Clarion Global Real Estate Securities, Federated Growth & Income, Janus Balanced, AEGON Bond, Transamerica Money Market, International Moderate Growth Fund, Asset Allocation – Conservative, Asset Allocation – Moderate Growth, Asset Allocation – Moderate, Asset Allocation – Growth, Transamerica Convertible Securities, PIMCO Total Return, Transamerica Equity, Transamerica Growth Opportunities, Transamerica U.S. Government Securities, Capital Guardian Value, Capital Guardian U.S. Equity, J.P. Morgan Enhanced Index, Marsico Growth, Transamerica Balanced, Transamerica Small/Mid Cap Value and Mercury Large Cap Value portfolios; the Fidelity Variable Insurance Products Funds (VIP) – Service Class 2 – VIP Equity-Income Portfolio, VIP Contrafund® Portfolio, VIP Growth Opportunities Portfolio and VIP Index 500 Portfolio; and the ProFunds Trust, ProFund VP Bull, ProFund VP OTC, ProFund VP Money Market, ProFund VP/Short Small Cap and ProFund VP Small-Cap.

Entity:	AEGON/Transamerica Series Trust
File No.:	33-507
Date of Filing:	August 29, 2006
Accession No.:	0001104659-06-057992
CIK:	0000778207

Entity:	Fidelity Variable Insurance Products Fund (VIP) – VIP Equity-Income Portfolio
File No.:	002-75010
Date of Filing:	August 25, 2006
Accession No.:	0000356494-06-000021
CIK:	0000356494

Entity:	Fidelity Variable Insurance Products Fund II (VIP) – VIP Contrafund® Portfolio
File No.:	33-20773
Date of Filing:	August 25, 2006
Accession No.:	0000356494-06-000025
CIK:	0000831016

Securities and Exchange Commission

September 21, 2006

Page Two

Entity:	Fidelity Variable Insurance Products Fund III (VIP) – VIP Growth Opportunities Portfolio
File No.:	33-54837
Date of Filing:	August 25, 2006
Accession No.:	0000356494-06-000027
CIK:	0000927384

Entity:	Fidelity Variable Insurance Products Fund III (VIP) – VIP Index 500 Portfolio
File No.:	33-20773
Date of Filing:	August 25, 2006
Accession No.:	0000356494-06-000026
CIK:	0000831016

Entity:	ProFunds
File No.:	333-28339
Date of Filing:	September 6, 2006
Accession No.:	0001193125-06-185884
CIK:	0001039803

These Semi-Annual Reports are for the period ended June 30, 2006 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,

Priscilla I. Hechler

Assistant Vice President and Assistant Secretary

cc:	Arthur D. Woods, Esq.
Kim Estrada